                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2014.

/s/ Kumar Das Gupta
-----------------------------
Kumar Das Gupta

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2014.

/s/ Dina R. Lumerman
-----------------------------
Dina R. Lumerman